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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                    FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 27, 2001



                                AGL RESOURCES INC.
             (Exact name of registrant as specified in its charter)



          Georgia                          1-14174                         58-2210952
(State or other jurisdiction      (Commission File Number)      (IRS Employer Identification No.)
     of incorporation)



                        817 West Peachtree Street, N.W.
                                   10TH Floor
                            Atlanta, Georgia  30308
          (Address of principal executive offices, including zip code)

                                  404-584-9470
              (Registrant's telephone number, including area code)


                                 Not applicable
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

      See the press release attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits
          --------

     Exhibit No.    Description
     ----------     -----------


     99.1           Press Release dated August 27, 2001
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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AGL RESOURCES INC.
                                     (Registrant)


Date: August 27, 2001                By /s/ Richard T. O'Brien
                                        -------------------------
                                        Richard T. O'Brien
                                        Senior Vice President and
                                        Chief Financial Officer
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                               INDEX TO EXHIBITS
                               -----------------


Exhibit                Description
-------                -----------

99.1      Press Release dated August 27, 2001